                                  CERTIFICATE

     The undersigned hereby certifies that he is the Secretary of Morgan Stanley Dean Witter Short-Term Bond Fund (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, that annexed hereto is an Amendment to the Declaration of Trust of the Trust adopted by the Trustees of the Trust on April 26, 2001 as provided in Section 9.3 of the said Declaration, said Amendment to take effect on June 18, 2001, and I do hereby further certify that such amendment has not been amended and is on the date hereof in full force and effect.


     Dated this 18th day of June, 2001.

                                                  /s/ Barry Fink
                                                  ---------------------------
                                                  Barry Fink
                                                  Secretary

                                   AMENDMENT

Dated:              June 18, 2001

To be Effective:    June 18, 2001


                                       TO

                MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

                              DECLARATION OF TRUST

                                     DATED

                                OCTOBER 21, 1993

     Amendment dated June 18, 2001 to the Declaration of Trust (the "Declaration") of Morgan Stanley Dean Witter Short-Term Bond Fund (the "Trust") dated October 21, 1993

     WHEREAS, the Trust was established by the Declaration on the date hereinabove set forth under the laws of the Commonwealth of Massachusetts; and

     WHEREAS, the Trustees of the Trust have deemed it advisable to change the name of the Trust to "Morgan Stanley Short-Term Bond Fund," such change to be effective on June 18, 2001;

     NOW, THEREFORE:

     1. Section 1.1 of Article I of the Declaration is hereby amended so that that Section shall read in its entirety as follows:

     "Section 1.1 NAME. The name of the Trust created hereby is the Morgan Stanley Short-Term Bond Fund and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" whenever herein used) shall refer to the Trustees as Trustees, and not as individuals, or personally, and shall not refer to the officers, agents, employees or Shareholders of the Trust. Should the Trustees determine that the use of such name is not advisable, they may use such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name."

     2. Subsection (o) of Section 1.2 of Article I of the Declaration is hereby amended so that that subsection shall read in its entirety as follows:

     "Section 1.2 DEFINITIONS...

     "(o) "TRUST" means the Morgan Stanley Short-Term Bond Fund."

     3. Section 11.7 of Article XI of the Declaration is hereby amended so that that section shall read as follows:

     "Section 11.7 USE OF THE NAME "MORGAN STANLEY." Morgan Stanley Dean Witter & Co. ("MSDW") has consented to the use by the Trust of the identifying name "Morgan Stanley," which is a property right of MSDW. The Trust will only use the name "Morgan Stanley" as a component of its name and for no other purpose, and will not purport to grant to any third party the right to use the name "Morgan Stanley" for any purpose. MSDW, or any corporate affiliate of MSDW, may use or grant to others the right to use the name "Morgan Stanley," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company. At the request of MSDW or any corporate affiliate of MSDW, the Trust will take such action as may be required to provide its consent to the use of the name "Morgan Stanley," or any combination or abbreviation thereof, by MSDW or any corporate affiliate of MSDW, or by any person to whom MSDW or a corporate affiliate of MSDW shall have granted the right to such use. Upon the termination of any investment advisory agreement into which a corporate affiliate of MSDW and the Trust may enter, the Trust shall, upon request of MSDW or any corporate affiliate of MSDW, cease to use the name "Morgan Stanley" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as part of its name or for any other commercial purpose, and shall cause its officers, Trustees and Shareholders to take any and all actions which MSDW or any corporate affiliate of MSDW may request to effect the foregoing and to reconvey to MSDW any and all rights to such name."

     4. The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.

     5. This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 18th day of June, 2001.

/s/ Michael Bozic
--------------------------------------            -------------------------------------
Michael Bozic, as Trustee                         Charles A. Fiumefreddo, as Trustee
and not individually                              and not individually
c/o Mayer, Brown & Platt                          Two World Trade Center
Counsel to the Independent Trustees               New York, NY 10048
1675 Broadway
New York, NY 10019


--------------------------------------            -------------------------------------
Edwin J. Garn, as Trustee                         Wayne E. Hedien, as Trustee
and not individually                              and not individually
c/o Summit Ventures LLC                           c/o Mayer, Brown & Platt
1 Utah Center                                     Counsel to the Independent Trustees
201 S. Main Street                                1675 Broadway
Salt Lake City, UT 84111                          New York, NY 10019


--------------------------------------            -------------------------------------
James F. Higgins, as Trustee                      Manuel H. Johnson, as Trustee
and not individually                              and not individually
Two World Trade Center                            c/o Johnson Smick International Inc.
New York, NY 10048                                1133 Connecticut Avenue, NW
                                                  Washington, D.C. 20036


--------------------------------------            -------------------------------------
Michael E. Nugent, as Trustee                     Philip J. Purcell, as Trustee
and not individually                              and not individually
c/o Triumph Capital, L.P.                         1585 Broadway
237 Park Avenue                                   New York, NY 10036
New York, NY 10017


--------------------------------------
John L. Schroeder, as Trustee
and not individually
c/o Mayer, Brown & Platt
Counsel to the Independent Trustees
1675 Broadway
New York, NY 10019

IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 18th day of June, 2001.


--------------------------------------            -------------------------------------
Michael Bozic, as Trustee                         Charles A. Fiumefreddo, as Trustee
and not individually                              and not individually
c/o Mayer, Brown & Platt                          Two World Trade Center
Counsel to the Independent Trustees               New York, NY 10048
1675 Broadway
New York, NY 10019

/s/ Edwin J. Garn
--------------------------------------            -------------------------------------
Edwin J. Garn, as Trustee                         Wayne E. Hedien, as Trustee
and not individually                              and not individually
c/o Summit Ventures LLC                           c/o Mayer, Brown & Platt
1 Utah Center                                     Counsel to the Independent Trustees
201 S. Main Street                                1675 Broadway
Salt Lake City, UT 84111                          New York, NY 10019

--------------------------------------            -------------------------------------
James F. Higgins, as Trustee                      Manuel H. Johnson, as Trustee
and not individually                              and not individually
Two World Trade Center                            c/o Johnson Smick International Inc.
New York, NY 10048                                1133 Connecticut Avenue, NW
                                                  Washington, D.C. 20036

--------------------------------------            -------------------------------------
Michael E. Nugent, as Trustee                     Philip J. Purcell, as Trustee
and not individually                              and not individually
c/o Triumph Capital, L.P.                         1585 Broadway
237 Park Avenue                                   New York, NY 10036
New York, NY 10017

--------------------------------------
John L. Schroeder, as Trustee
and not individually
c/o Mayer, Brown & Platt
Counsel to the Independent Trustees
1675 Broadway
New York, NY 10019

IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 18th day of June, 2001

                                                  /s/ Charles A. Fiumefreddo
--------------------------------------            -------------------------------------
Michael Bozic, as Trustee                         Charles A. Fiumefreddo, as Trustee
and not individually                              and not individually
c/o Mayer, Brown & Platt                          Two World Trade Center
Counsel to the Independent Trustees               New York, NY 10048
1675 Broadway
New York, NY 10019

--------------------------------------            -------------------------------------
Edwin J. Garn, as Trustee                         Wayne E. Hedien, as Trustee
and not individually                              and not individually
c/o Summit Ventures LLC                           c/o Mayer, Brown & Platt
1 Utah Center                                     Counsel to the Independent Trustees
201 S. Main Street                                1675 Broadway
Salt Lake City, UT 84111                          New York, NY 10019

/s/ James F. Higgins
--------------------------------------            -------------------------------------
James F. Higgins, as Trustee                      Manuel H. Johnson, as Trustee
and not individually                              and not individually
Two World Trade Center                            c/o Johnson Smick International Inc.
New York, NY 10048                                1133 Connecticut Avenue, NW
                                                  Washington, D.C. 20036

                                                  /s/ Philip J. Purcell
--------------------------------------            -------------------------------------
Michael E. Nugent, as Trustee                     Philip J. Purcell, as Trustee
and not individually                              and not individually
c/o Triumph Capital, L.P.                         1585 Broadway
237 Park Avenue                                   New York, NY 10036
New York, NY 10017

--------------------------------------
John L. Schroeder, as Trustee
and not individually
c/o Mayer, Brown & Platt
Counsel to the Independent Trustees
1675 Broadway
New York, NY 10019

IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 18th day of June, 2001

--------------------------------------            -------------------------------------
Michael Bozic, as Trustee                         Charles A. Fiumefreddo, as Trustee
and not individually                              and not individually
c/o Mayer, Brown & Platt                          Two World Trade Center
Counsel to the Independent Trustees               New York, NY 10048
1675 Broadway
New York, NY 10019


--------------------------------------            -------------------------------------
Edwin J. Garn, as Trustee                         Wayne E. Hedien, as Trustee
and not individually                              and not individually
c/o Summit Ventures LLC                           c/o Mayer, Brown & Platt
1 Utah Center                                     Counsel to the Independent Trustees
201 S. Main Street                                1675 Broadway
Salt Lake City, UT 84111                          New York, NY 10019


--------------------------------------            -------------------------------------
James F. Higgins, as Trustee                      Manuel H. Johnson, as Trustee
and not individually                              and not individually
Two World Trade Center                            c/o Johnson Smick International Inc.
New York, NY 10048                                1133 Connecticut Avenue, NW
                                                  Washington, D.C. 20036

/s/ Michael E. Nugent
--------------------------------------            -------------------------------------
Michael E. Nugent, as Trustee                     Philip J. Purcell, as Trustee
and not individually                              and not individually
c/o Triumph Capital, L.P.                         1585 Broadway
237 Park Avenue                                   New York, NY 10036
New York, NY 10017


--------------------------------------
John L. Schroeder, as Trustee
and not individually
c/o Mayer, Brown & Platt
Counsel to the Independent Trustees
1675 Broadway
New York, NY 10019

IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 18th day of June, 2001

--------------------------------------            -------------------------------------
Michael Bozic, as Trustee                         Charles A. Fiumefreddo, as Trustee
and not individually                              and not individually
c/o Mayer, Brown & Platt                          Two World Trade Center
Counsel to the Independent Trustees               New York, NY 10048
1675 Broadway
New York, NY 10019


--------------------------------------            -------------------------------------
Edwin J. Garn, as Trustee                         Wayne E. Hedien, as Trustee
and not individually                              and not individually
c/o Summit Ventures LLC                           c/o Mayer, Brown & Platt
1 Utah Center                                     Counsel to the Independent Trustees
201 S. Main Street                                1675 Broadway
Salt Lake City, UT 84111                          New York, NY 10019


--------------------------------------            -------------------------------------
James F. Higgins, as Trustee                      Manuel H. Johnson, as Trustee
and not individually                              and not individually
Two World Trade Center                            c/o Johnson Smick International Inc.
New York, NY 10048                                1133 Connecticut Avenue, NW
                                                  Washington, D.C. 20036


--------------------------------------            -------------------------------------
Michael E. Nugent, as Trustee                     Philip J. Purcell, as Trustee
and not individually                              and not individually
c/o Triumph Capital, L.P.                         1585 Broadway
237 Park Avenue                                   New York, NY 10036
New York, NY 10017

/s/ John L. Schroeder
--------------------------------------
John L. Schroeder, as Trustee
and not individually
c/o Mayer, Brown & Platt
Counsel to the Independent Trustees
1675 Broadway
New York, NY 10019

IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 18th day of June, 2001

--------------------------------------            -------------------------------------
Michael Bozic, as Trustee                         Charles A. Fiumefreddo, as Trustee
and not individually                              and not individually
c/o Mayer, Brown & Platt                          Two World Trade Center
Counsel to the Independent Trustees               New York, NY 10048
1675 Broadway
New York, NY 10019

                                                  /s/ Wayne E. Hedien
--------------------------------------            -------------------------------------
Edwin J. Garn, as Trustee                         Wayne E. Hedien, as Trustee
and not individually                              and not individually
c/o Summit Ventures LLC                           c/o Mayer, Brown & Platt
1 Utah Center                                     Counsel to the Independent Trustees
201 S. Main Street                                1675 Broadway
Salt Lake City, UT 84111                          New York, NY 10019


--------------------------------------            -------------------------------------
James F. Higgins, as Trustee                      Manuel H. Johnson, as Trustee
and not individually                              and not individually
Two World Trade Center                            c/o Johnson Smick International Inc.
New York, NY 10048                                1133 Connecticut Avenue, NW
                                                  Washington, D.C. 20036


--------------------------------------            -------------------------------------
Michael E. Nugent, as Trustee                     Philip J. Purcell, as Trustee
and not individually                              and not individually
c/o Triumph Capital, L.P.                         1585 Broadway
237 Park Avenue                                   New York, NY 10036
New York, NY 10017


--------------------------------------
John L. Schroeder, as Trustee
and not individually
c/o Mayer, Brown & Platt
Counsel to the Independent Trustees
1675 Broadway
New York, NY 10019

IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 18th day of June, 2001

--------------------------------------            -------------------------------------
Michael Bozic, as Trustee                         Charles A. Fiumefreddo, as Trustee
and not individually                              and not individually
c/o Mayer, Brown & Platt                          Two World Trade Center
Counsel to the Independent Trustees               New York, NY 10048
1675 Broadway
New York, NY 10019


--------------------------------------            -------------------------------------
Edwin J. Garn, as Trustee                         Wayne E. Hedien, as Trustee
and not individually                              and not individually
c/o Summit Ventures LLC                           c/o Mayer, Brown & Platt
1 Utah Center                                     Counsel to the Independent Trustees
201 S. Main Street                                1675 Broadway
Salt Lake City, UT 84111                          New York, NY 10019

                                                  /s/ Manuel H. Johnson
--------------------------------------            -------------------------------------
James F. Higgins, as Trustee                      Manuel H. Johnson, as Trustee
and not individually                              and not individually
Two World Trade Center                            c/o Johnson Smick International Inc.
New York, NY 10048                                1133 Connecticut Avenue, NW
                                                  Washington, D.C. 20036


--------------------------------------            -------------------------------------
Michael E. Nugent, as Trustee                     Philip J. Purcell, as Trustee
and not individually                              and not individually
c/o Triumph Capital, L.P.                         1585 Broadway
237 Park Avenue                                   New York, NY 10036
New York, NY 10017


--------------------------------------
John L. Schroeder, as Trustee
and not individually
c/o Mayer, Brown & Platt
Counsel to the Independent Trustees
1675 Broadway
New York, NY 10019

STATE OF NEW YORK  )
                   )SS.:
COUNTY OF NEW YORK )

     On this 18th day of June, 2001, MICHAEL BOZIC, CHARLES A. FIUMEFREDDO, EDWIN J. GARN, JAMES F. HIGGINS, WAYNE E. HEDIEN, MANUAL H. JOHNSON, MICHAEL E. NUGENT, PHILIP J. PURCELL and JOHN L. SCHROEDER, known to me to be the individuals described in and who executed the foregoing instrument, personally appeared before me and they severally acknowledged the foregoing instrument to be their free act and deed.


                                   /s/ Rosemarie Costagliola
                                   --------------------------------
                                   Notary Public

Rosemarie Costagliola
NOTARY PUBLIC, State of New York
No. 01CO6016161
Qualified in New York County
Commission Expires November 9, 2002